                                  SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                                (AMENDMENT NO. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant

Check the appropriate box:

     Preliminary Proxy Statement      CONFIDENTIAL, FOR USE OF THE COMMISSION
                                      ONLY (AS PERMITTED BY RULE 14a-6(e)(2))

[X]  Definitive Proxy Statement
     Definitive Additional Materials
     Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           COHESANT TECHNOLOGIES INC.
                ------------------------------------------------
                (Name of Registrant as Specified in its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X]  No fee required

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
     (1)   Title of each class of securities to which transaction applies:
     (2)   Aggregate number of securities to which transaction applies:
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
     (4)   Proposed maximum aggregate value of transaction:
     (5)   Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)   Amount Previously Paid:
     (2)   Form, Schedule or Registration Statement No.:
     (3)   Filing Party:
     (4)   Date Filed:

                           COHESANT TECHNOLOGIES INC.
                        5845 West 82nd Street, Suite 102
                           Indianapolis, Indiana 46278



                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD JUNE 4, 2001



         The Annual Meeting of Stockholders of Cohesant Technologies Inc. will be held at, the Company's facility, 5845 West 82nd Street, Indianapolis, Indiana 46278 on Monday June 4, 2001 at 12:00 noon, local time, for the following purposes:

         1.   To elect five Directors;

         2.   To approve an amendment to the 1994 Employee Stock Option
              Plan;

         3. To ratify the appointment of Arthur Andersen LLP as auditors of the Company for fiscal 2001; and

         4. To transact such other business as may properly come before the meeting.

         The Board of Directors has fixed the close of business on April 9, 2001, as the record date for determining stockholders who are entitled to notice of the meeting and to vote.

         YOUR VOTE IS IMPORTANT. PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY IN THE RETURN ENVELOPE PROVIDED FOR THAT PURPOSE, WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE SHARES IN PERSON.

         The Proxy Statement accompanies this Notice.


                                          Dwight D. Goodman
                                          President and Chief Executive Officer

April 23, 2001
By Order of the
Board of Directors

                           COHESANT TECHNOLOGIES INC.
                        5845 West 82nd Street, Suite 102
                           Indianapolis, Indiana 46278


                               2001 ANNUAL MEETING
                                  June 4, 2001


THE PROXY AND SOLICITATION

         This Proxy Statement is being mailed on April 23, 2001 to the stockholders of Cohesant Technologies Inc. (the "Company") in connection with the solicitation by the Board of Directors of the enclosed form of Proxy for the 2001 Annual Meeting of Stockholders to be held on June 4, 2001. Any stockholder signing and returning the enclosed Proxy has the power to revoke it by giving notice of such revocation to the Company in a subsequently dated writing or in the open meeting before any vote with respect to the matters set forth therein is taken. Attendance at the Annual Meeting will not, in itself, constitute revocation of a previously granted Proxy. The representation in person or by Proxy of at least a majority of the outstanding shares of Common Stock entitled to vote is necessary to provide a quorum at the Annual Meeting. The nominees for Directors receiving the greatest number of votes will be elected; the proposals regarding the amendment to the stock option plan and the ratification of the auditors require approval only by a majority of the votes cast. As a result, although abstentions and broker non-votes will not be counted in determining the outcome of either vote, they will be counted in determining whether a quorum has been achieved. The cost of soliciting the Proxy will be borne by the Company.

PURPOSES OF ANNUAL MEETING

         The Annual Meeting has been called for the purposes of (1) electing five Directors; (2) approving an amendment to the 1994 Employee Stock Option Plan to increase the number of shares available for issuance; (3) ratifying the selection of Arthur Andersen LLP as auditors of the Company for fiscal 2001; and
(4) transacting such other business as may properly come before the meeting.

         The two persons named in the enclosed Proxy have been selected by the Board of Directors and will vote shares of Common Stock represented by valid Board of Directors' Proxies. They have indicated that, unless otherwise indicated in the enclosed Proxy, they intend to vote for the election of the nominees listed below and in favor of the proposals listed in Items 2 and 3 above.

         The Company has no knowledge of any other matters to be presented at the meeting, except the reports of officers on which no action is proposed to be taken. In the event that other matters do properly come before the meeting, the persons named in the Proxy will vote in accordance with their judgment on such matters.

VOTING SECURITIES

         The Board of Directors has fixed the close of business on April 9, 2001 as the record date for determining stockholders entitled to notice of the meeting and to vote. On that date, 2,403,108 shares of Common Stock were outstanding and entitled to one vote on all matters properly brought before the Annual Meeting.

OWNERSHIP OF VOTING SECURITIES

         The following table sets forth, as of April 9, 2001, certain information concerning those persons known to the Company, based on information obtained from such persons, with respect to the beneficial ownership (as such term is defined in rule 13d-3 under the Securities Exchange Act of 1934, as amended) of shares of common stock of the Company by (i) each person known by the Company to be the owner of more than 5% of the outstanding shares; (ii) each Director, (iii) each executive officer named in the Summary Compensation Table and (iv) all Directors and executive officers as a group:

                                                                 PERCENTAGE OF
     NAME AND ADDRESS              AMOUNT AND NATURE OF       OUTSTANDING SHARES
   OF BENEFICIAL OWNER             BENEFICIAL OWNERSHIP              OWNED
   -------------------             --------------------       ------------------
Morton A. Cohen
1801 East 9th Street
Cleveland, Ohio 44114                    1,372,405(1)(2)              56.6%

Clarion Capital Corporation
1801 East 9th Street
Cleveland, Ohio 44114                    1,175,980                    48.9%

Michael L. Boeckman                         14,000(2)                   *

Dwight D. Goodman                           95,655(2)                  3.9%

Richard L. Immerman                         37,000(2)                  1.5%

Morris H. Wheeler                           13,000(2)                   *

Richard A. Mordarski                        30,947(3)                  1.3%

J. Stewart Nance                            61,784(4)(5)               2.6%

All directors and executive
officers as a group (8 persons)          1,641,904(4)(6)              66.1%

*    Represents less than 1%

(1) Includes 1,175,980 shares owned of record by Clarion Capital Corporation ("Clarion"), an entity of which Mr. Cohen is a principal.

(2) Includes shares issuable upon exercise of options exercisable within 60 days of the date hereof as follows: Mr. Cohen 20,500 shares, Mr. Boeckman and Mr. Immerman 5,000 shares, Mr. Goodman 22,500 shares, Mr. Wheeler 10,000 shares.

(3) Includes 9,750 shares issuable upon exercise of options exercisable within 60 days of the date hereof. Includes 5,197 shares owned in the Company sponsored 401k Plan as of January 31, 2001.

(4)  Includes 825 shares owned by children of Mr. Nance.

(5) Includes 7,500 shares issuable upon exercise of options exercisable within 60 days of the date hereof. Includes 26,936 shares owned in the Company sponsored 401k Plan as of January 31, 2001.

(6) Includes 82,500 shares issuable upon exercise of options exercisable within 60 days of the date hereof. Includes 34,811 shares owned in the Company sponsored 401k Plan as of January 31, 2001.

ELECTION OF DIRECTORS

         Five directors are to be elected at the Annual Meeting, to hold office from election until the next Annual Meeting of Stockholders or until their successors are duly elected and qualified. The following table sets forth certain information regarding the nominees, based upon data furnished to the Company by such persons as of February 28, 2001. In the event of the death of or inability to act of any of the nominees, the Proxies will be voted for the election as a Director of such other person as the Board of Directors may recommend. The Board of Directors has no reason, however, to anticipate that this will occur.

                                                                                            DIRECTOR
      NAME                       PRINCIPAL OCCUPATION AND AGE                                 SINCE
      ----                       ----------------------------                               --------
Morton A. Cohen             Chairman of the Company and Chairman and Chief Executive
                            Officer of Clarion Corp.; age 65                                   1994

Dwight D. Goodman           President and Chief Executive Officer; age 67                      1994

Michael L. Boeckman         Chief Financial Officer  and Administrative Partner of
                            Cohen & Co.; age 54                                                1994

Richard L. Immerman         Co-Owner of Functional Products Inc.; age 50                       1998

Morris H. Wheeler           Chief Executive Officer of dotcommery, LLC; Age 40                 1996

         MORTON A. COHEN has been Chairman of the Board since the Company's inception in 1994, and served as the Company's Chief Executive Officer from 1994 to January 1998. Mr. Cohen has been Chairman of the Board of Directors and Chief Executive Officer of Clarion Capital Corporation ("Clarion"), a private, small business investment company, for more than five years. He is also a director of Zemex Corporation, an industrial minerals company and DHB Capital Group, Inc., a holding company with a diversified portfolio. Mr. Cohen is the father-in-law of Morris H. Wheeler.

         DWIGHT D. GOODMAN has been a Director of the Company since 1994, the Chief Executive Officer of the Company since January 1998 and President of the Company since July 1996. From May 1996 until June 1998, Mr. Goodman had been the Chief Financial Officer. Mr. Goodman had been the President and Chief Executive Officer of Glas-Craft Inc., a Company subsidiary, from 1984 to 1996.

         MICHAEL L. BOECKMAN has been a Director of the Company since 1994. Mr. Boeckman has been Administrative Partner and Chief Financial Officer of Cohen & Co., a Cleveland based accounting firm (no relation to Morton A. Cohen), since October 2000 and December 1996, respectively. From May 1996 through December 1996, Mr. Boeckman was a self-employed business consultant. From July 1994 until May 1996, Mr. Boeckman was the Company's President and Chief Operating Officer.

         RICHARD L. IMMERMAN has been a Director of the Company since 1998. Mr. Immerman is a co-owner of Functional Products Inc., a specialty chemical company, a position he has held for over five years.

         MORRIS H. WHEELER has been a Director of the Company since 1996. Since January 2000, Mr. Wheeler has been the Chief Executive Officer of the dotcommery, LLC, a digital business accelerator based in Cleveland Ohio. Prior to founding the dotcommery, Mr. Wheeler was the Chief Executive Officer of BlueTape, LLC, an online music distribution business based in New York City, from April 1998 until June 1999. Prior to the founding of BlueTape, LLC., Mr. Wheeler served as President of Clarion from September 1996 until April 1998, and served as its Vice President from August 1994 to September 1996. Mr. Wheeler also was President of Clarion Management Ltd., an investment management and consulting company, from April 1996 to April 1998. Mr. Wheeler is the son-in-law of Morton A. Cohen.

         Each non-employee director receives an annual retainer of $4,000, plus $500 and reimbursement for expenses for each meeting attended. In addition, each non-employee director received five year options to purchase 5,000 shares of Common Stock at $1.25 and 1.5625 on July 25, 1996 and February 23, 1998, respectively. The Board of Directors has two standing committees which are the Compensation Committee, the members of which are Michael Boeckman, Morton Cohen (Chairman) and Morris Wheeler, and the Audit Committee, the members of which are Michael Boeckman, Morton Cohen (Chairman) and Richard Immerman.

         During the fiscal year ended November 30, 2000, there were four meetings of the Company's Board of Directors and one meeting each of the Audit Committee and Compensation Committee. Other actions were taken by written action signed by all of the Board or Committee members. Each incumbent Director has attended all of the Board meetings. The Board of Directors has no nominating committee.

AUDIT COMMITTEE REPORT

         The following report of the Audit Committee describing the Committee's discussions with the Company's independent auditors and the Committee's review of the Company's audited financial statements.

         Management of the Company is responsible for the Company's internal controls and the financial reporting process. The Company's independent auditors are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and for issuing a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes. The Committee operates pursuant to a written charter, a copy of which is attached as Exhibit "A" hereto.

         In this context, the Audit Committee has met and held discussions with management and the Company's independent auditors. Management has represented to the Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Committee has reviewed and discussed the consolidated financial statements with management and the independent auditors. The Committee also discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

         The Company's independent auditors also provided to the Committee the written disclosures and the letter required by Independent Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Committee discussed with the independent auditors that firm's independence. Each committee member is an independent director as defined in Rule 4200(a)(15) of the National Association of Securities Dealers, Inc. listing standards.

         Based on the Committee's discussions with management and the independent auditors and the Committee's review of the representations of management and the report of independent auditors to the Committee, the Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended November 30, 2000 as filed with the Securities and Exchange Commission.

         This report by the Audit Committee shall not be deemed to be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act or the Exchange Act, and shall not otherwise be deemed filed under such Acts.


                                            AUDIT COMMITTEE
                                            Morton A. Cohen, Chairman
                                            Michael L. Boeckman
                                            Richard L. Immerman

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to the Company with respect to its most recent fiscal year and Form 5 and amendments thereto furnished to the Company with respect to its most recent fiscal year, and written representations from reporting persons that no Form 5 was required, the Company believes that during the fiscal year ended November 30, 2000, all filing requirements applicable to its executive officers and Directors were met, with the exception of a late report on the August option grant to Mr. Immerman which was inadvertently overlooked by the Company.

EXECUTIVE COMPENSATION

         The following table sets forth information relating to the annual and long-term compensation for the fiscal years ended November 30, 2000, 1999 and 1998 for the chief executive officer and the other executive officers who received compensation in excess of $100,000 during the fiscal 2000 year.



                           SUMMARY COMPENSATION TABLE

                                                                                       LONG TERM
                                                                                      COMPENSATION
                                                  ANNUAL COMPENSATION                    AWARDS
                                        -----------------------------------------     ------------
                                                                                        SECURITIES
           NAME AND          FISCAL                               OTHER ANNUAL          UNDERLYING            ALL OTHER
      PRINCIPAL POSITION      YEAR       SALARY        BONUS     COMPENSATION (1)     OPTIONS (SHARES)     COMPENSATION (2)
      ------------------     ------      ------        -----     ----------------     ----------------     ----------------
Dwight D. Goodman             2000       $125,000    $36,000           $0                    0                  $4,849
  President and Chief         1999        125,000     33,000            0                    0                   4,759
  Executive Officer           1998        125,000     30,000            0                  22,500                4,449

Richard A. Mordarski          2000        103,650     32,000            0                    0                   4,139
  President -                 1999         96,219     30,000            0                    0                   3,835
  Glas-Craft, Inc.            1998         93,000     27,000            0                  13,000                3,422

J. Stewart Nance              2000         89,000     39,500(3)         0                    0                   3,274
  President- Raven Lining     1999         82,888     20,330(4)         0                    0                   3,327
  Systems, Inc.

(1) Excludes perquisites and other benefits, unless the aggregate amount of such compensation is greater than 10 percent of the total of annual salary and bonus reported for the named executive officer.

(2)      Corporate contributions to the Company's 401(k) Plan.

(3) Represents the 1999 bonus paid in 2000. Fiscal 2000 bonus has yet to be determined.

(4)      Represents a portion of the 1998 bonus paid in 1999.

OPTION GRANTS IN LAST FISCAL YEAR

         none.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
VALUES

         The following table provides information relating to aggregate option exercises during the last fiscal year and fiscal year-end option values for the chief executive officer and the other executives of the Company named in the compensation table.

                                                                NUMBER OF UNEXERCISED                  VALUE OF UNEXERCISED
                                                                     OPTIONS AT                      IN-THE-MONEY OPTIONS AT
                                                                  NOVEMBER 30, 2000                     NOVEMBER 30, 2000
                         SHARES ACQUIRED ON      VALUE      ------------------------------       ------------------------------
         NAME                 EXERCISE          REALIZED    EXERCISABLE      UNEXERCISABLE       EXERCISABLE      UNEXERCISABLE
         ----            ------------------     --------    -----------      -------------       -----------      -------------
Dwight D. Goodman                 0                0             37,500                  0           $35,213                 $0
Richard A. Mordarski              0                0             16,500              6,500           $16,548             $5,298
J. Stewart Nance                  0                0             15,000              5,000           $15,325             $4,075

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         The Company has a Financial Advisory Agreement with Clarion pursuant to which Clarion provides management and administrative support. Clarion receives a quarterly fee of $13,000. Under the agreement, Clarion also performs additional specific projects, as requested. Under the agreement, Clarion received $52,000 in fiscal 2000.

         An option, vesting over two years, for 5,000 shares with an exercise price of $2.83 was granted in August 2000 to Richard Immerman for consulting services rendered to the Company.

AMENDMENT OF THE EMPLOYEE STOCK OPTION PLAN

         The Board of Directors has determined that it is desirable to amend the Company's 1994 Employee Stock Option Plan to increase the aggregate number of shares that may be issued under the Plan by an additional 66,000 shares. The Board believes this increase is necessary in order to continue to provide adequate incentives to eligible employees, directors and consultants. The Plan currently authorizes an aggregate 250,000 shares to be issued upon the exercise of stock options awarded under the Plan. As of April 9, 2001, options to purchase approximately 216,000 shares have been granted, of which options for 66,375 shares have been exercised. Only 34,000 shares remain available for future awards. The Board therefore proposes the Company adopt an amendment to the Plan that would, if approved by the Company's stockholders, increase the aggregate number of shares available to be issued under the Plan by 66,000 shares.

         The management and the Board of Directors of the Company unanimously recommend that you vote "For" approval of the proposed amendment to the Employee Stock Option Plan. The affirmative vote of a majority of the shares of voting securities present in person or represented by proxy at the annual meeting will be required for such approval.



RATIFICATION OF INDEPENDENT AUDITORS

         During the year 2000, Arthur Andersen LLP provided various audit and non-audit services to the Company as follows:

(a) Audit Fees: Aggregate fees billed for professional services rendered for the audit of the Company's year ended November 30, 2000 annual financial statements and review of financial statements in the Company's Form 10QSB Reports. $43,410

(b)      Financial Information Systems design and implementation Fees: None

(c)      All Other Fees:  Principally tax return preparation. $28,850

         The Audit Committee of the Board has considered whether the services described in sections (b) and (c) above are compatible with maintaining the independent accountant's independence and has determined that such services have not adversely affected Arthur Andersen LLP's independence.

         The Board of Directors has selected Arthur Andersen LLP as auditors for the fiscal year ended November 30, 2001. The Board of Directors requests the ratification of the appointment of Arthur Andersen LLP by the stockholders at the Annual Meeting. The Board of Directors recommends that each stockholder vote "FOR" ratification of Arthur Andersen LLP as auditors for fiscal 2001.

         Representatives of Arthur Andersen LLP are expected to be present at the meeting with the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.



DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS FOR 2002 ANNUAL MEETING

         Proposals of stockholders which are intended to be presented by such stockholders at the Company's next annual meeting of stockholders to be held in 2002 must be received by the Company no later than December 24, 2001 in order that they may be included in the proxy statement and form of proxy relating to that meeting.


                                          BY ORDER OF THE BOARD OF DIRECTORS


                                          Dwight D. Goodman
                                          President and Chief Executive Officer

Indianapolis, Indiana
April 23, 2001



                              FINANCIAL INFORMATION

         UPON WRITTEN REQUEST BY ANY STOCKHOLDER TO THE SECRETARY, COHESANT TECHNOLOGIES INC., 5845 WEST 82ND STREET, SUITE 102, INDIANAPOLIS, INDIANA 46278, A COPY OF THE COMPANY'S 2000 ANNUAL REPORT ON FORM 10-KSB, AS AMENDED (BUT WITHOUT EXHIBITS), WILL BE PROVIDED WITHOUT CHARGE.

                                   EXHIBIT "A"

                             AUDIT COMMITTEE CHARTER

The Audit Committee is a committee of three individuals within the Board of Directors and shall assist the Board in monitoring (1) the integrity of the financial statements of the company, (2) the compliance by the Company with legal and regulatory requirements and (3) the independence and performance of the Company's auditors.

The members of the Audit Committee shall meet the independence and experience requirements of the Nasdaq Stock Exchange. The members of the Audit Committee shall be appointed by the full Board. The Audit Committee Chairperson shall be selected by the committee members.

The Audit Committee shall make regular reports to the Board.

The Audit Committee shall:

Review and reassess the adequacy of this Charter annually.

Review the annual audited financial statements with management, including major issues regarding accounting and auditing principles and practices as well as the Company's system of internal controls.

Review with management and the independent auditors any significant financial reporting issues raised by them in connection with the preparation of the Company's financial statements.

Review proposed major changes to the Company's auditing and accounting principles and practices that are brought to their attention by the independent auditors or management.

Recommend to the full Board the appointment of the independent auditors.

Review questions related to independence of the independent auditors that are brought to their attention and, if necessary, recommend that the Board take appropriate action regarding such matters.

Review the performance and the fees of the independent auditors and, if so determined, recommend that the Board replace the independent auditors.

Ensure that the independent auditor submits a formal written statement regarding relationships and services which may affect objectivity and independence.

Discuss with the independent auditors the matters required to be discussed by professional standards (including applicable Statements on Auditing Standards) or other regulatory bodies relating to the conduct of the audit.

Review with the Board, as necessary in the Audit Committees judgment, the Company's policies and procedures regarding compliance with applicable laws and regulations.

Review with counsel legal matters which are brought to their attention and that may have a material impact on the financial statements, the Company's compliance policies and material reports or inquiries received from regulatory bodies.

                           COHESANT TECHNOLOGIES INC.
                        5845 West 82nd Street, Suite 102


Meet at least annually with the independent auditor in separate executive session.

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations and the Company's Code of Conduct.

                           COHESANT TECHNOLOGIES INC.
                        5845 West 82nd Street, Suite 102
                           Indianapolis, Indiana 46278

PROXY

         The undersigned, a holder of Common Stock of Cohesant Technologies Inc., a Delaware corporation (the "Company"), hereby appoints MORTON A. COHEN and DWIGHT D. GOODMAN, and each of them, the proxies of the undersigned, each with full power of substitution, to attend, represent and vote for the undersigned, all of the shares of the Company which the undersigned would be entitled to vote, at the Annual Meeting of Stockholders of the Company to be held on June 4, 2001 and any adjournments thereof, as follows:

1. The election of five members to the Board of Directors to hold office for a one-year term and until their successors are duly elected and qualified, as provided in the Company's Proxy Statement:

         FOR ALL NOMINEES LISTED BELOW      WITHHOLD AUTHORITY TO VOTE FOR ALL
                                            NOMINEES LISTED BELOW
                      [ ]                                     [ ]

         (INSTRUCTIONS: To withhold authority to vote for any individual nominee, strike a line through or otherwise strike out his name below)

         Morton A. Cohen, Michael L. Boeckman, Dwight D. Goodman,
         Richard L. Immerman and Morris H. Wheeler.

2.       The approval of an amendment to the Company's 1994 Stock Option Plan.
                      FOR           AGAINST               ABSTAIN
                      [ ]             [ ]                    [ ]

3. The ratification of the appointment of Arthur Andersen, LLP as the Company's auditors for the fiscal year ending November 30, 2001.

                      FOR           AGAINST               ABSTAIN
                      [ ]             [ ]                    [ ]

4. Upon such other matters as may properly come before the meeting or any adjournments thereof.

         The undersigned hereby revokes any other proxy to vote at such Annual Meeting, and hereby ratifies and confirms all that said attorneys and proxies, and each of them, may lawfully do by virtue hereof. With respect to matters not known at the time of the solicitations hereof, said proxies are authorized to vote in accordance with their best judgment.

           (Continued, and to be dated and signed, on the other side)

                         (Continued from the other side)

         THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS ON THE OTHER SIDE HEREOF, IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE FIVE DIRECTORS NAMED IN PROPOSAL 1, FOR THE ADOPTION OF PROPOSALS 2 AND 3, AND AS SAID PROXIES SHALL DEEM ADVISABLE ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

         THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF A COPY OF THE NOTICE OF ANNUAL MEETING AND ACCOMPANYING PROXY STATEMENT DATED APRIL 23, 2001, RELATING TO THE ANNUAL MEETING AND THE 2000 ANNUAL REPORT TO STOCKHOLDERS.

         PLEASE MARK, SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.


                                             Date:                        , 2001
                                                  ------------------------

                                             -----------------------------------
                                             Signature(s) of Stockholder(s)

                                                  The signature(s) hereon should
                                             correspond exactly with the name(s)
                                             of the Stockholder(s) appearing on
                                             the Stock Certificate. If stock is
                                             jointly held, all joint owners
                                             should sign. When signing as
                                             attorney, executor, administrator,
                                             trustee or guardian, please give
                                             full title as such. If signer is a
                                             corporation, please sign the full
                                             corporate name, and give title of
                                             signing officer.

                                             THIS PROXY IS SOLICITED BY THE
                                             BOARD OF DIRECTORS OF COHESANT
                                             TECHNOLOGIES INC.